Fees Summary	Sep. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,218,673.00
Previously Paid Amount	339.68
Total Fee Amount	339.68
Total Offset Amount	0.00
Net Fee	$ 0.00